UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         June 7, 2018

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)
001-32373	27-0099920
(Commission File Number)	(IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

At the 2018 Annual Meeting of Stockholders of Las Vegas Sands Corp. (the “Company”) held on June 7, 2018, stockholders approved an amendment to the Company’s Certificate of Amended and Restated Articles of Incorporation (the “Charter Amendment”) to declassify the Board of Directors of the Company (the “Board”).

On January 23, 2018, the Board approved an amendment (the “By-Laws Amendment”) to the Amended and Restated By-Laws of the Company, which was contingent upon the approval of the Charter Amendment by the Company’s stockholders. The By-Laws Amendment became effective upon the effectiveness of the Charter Amendment on June 7, 2018. The By-Laws Amendment removes references to a classified Board.

The foregoing description is qualified in its entirety by reference to the copy of the Charter Amendment and the By-Laws Amendment, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

The stockholders of the Company voted on the five proposals listed below at the Company’s Annual Meeting of Stockholders held on June 7, 2018.  The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2018.

Proposal 1 — To approve an amendment to the Company's Certificate of Amended and Restated Articles of Incorporation to declassify the Board of Directors.

Votes to approve an amendment to the Company’s Certificate of Amended and Restated Articles of Incorporation to declassify the Board of Directors were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
707,411,990	303,012	236,456	45,114,206

Proposal 2 — Election of Directors

Votes regarding the election of Sheldon G. Adelson, Irwin Chafetz, Micheline Chau, Patrick Dumont, Charles D. Forman, Steven L. Gerard, Robert G. Goldstein, George Jamieson, Charles A. Koppelman, Lewis Kramer and David F. Levi to serve on the Board of Directors until the 2019 Annual Meeting of Stockholders, were as follows:

Nominees for Director	Votes For	Votes Withheld	Broker Non-Votes
Sheldon G. Adelson	691,023,862	16,927,596	45,114,206
Irwin Chafetz	692,974,613	14,976,845	45,114,206
Micheline Chau	682,291,664	25,659,794	45,114,206
Patrick Dumont	674,384,112	33,567,346	45,114,206
Charles D. Forman	695,523,100	12,428,358	45,114,206
Steven L. Gerard	646,454,125	61,497,333	45,114,206
Robert G. Goldstein	694,065,258	13,886,200	45,114,206
George Jamieson	703,325,001	4,626,457	45,114,206
Charles A. Koppelman	664,898,655	43,052,803	45,114,206
Lewis Kramer	687,934,138	20,017,320	45,114,206
David F. Levi	677,854,072	30,097,386	45,114,206

Proposal 3 — Election of Class II Directors

Because the Charter Amendment was approved by the stockholders, the election of Class II director nominees was not submitted to a vote.

Proposal 4 — Ratification of the Selection of the Independent Registered Public Accounting Firm

Votes to ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
750,983,376	1,351,609	730,679	0

Proposal 5 — An Advisory (Non-Binding) Vote on Executive Compensation

Votes to approve an advisory (non-binding) resolution on executive compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
480,387,163	227,260,063	304,232	45,114,206

Proposal 6 — To approve the material terms of the performance goals under the Company's Executive Cash Incentive Plan.

Votes to approve the material terms of the performance goals under the Company’s Executive Cash Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
655,555,684	52,115,213	280,561	45,114,206

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
3.1
Amendment to the Company’s Certificate of Amended and Restated Articles of Incorporation (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on April 20, 2018 (File No. 001-32373)).

3.2	Amended and Restated By-Laws, as further amended effective June 7, 2018 (marked to show amended text).

INDEX TO EXHIBITS

3.1
Amendment to the Company’s Certificate of Amended and Restated Articles of Incorporation (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on April 20, 2018 (File No. 001-32373)).

3.2	Amended and Restated By-Laws, as further amended effective June 7, 2018 (marked to show amended text).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2018

LAS VEGAS SANDS CORP.
By:	/S/ LAWRENCE A. JACOBS
Name: Lawrence A. Jacobs Title: Executive Vice President, Global General Counsel and Secretary